         ------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                               GLOBAL OPPORTUNITY
                                 BOND FUND, INC.
         ------------------------------------------------------------









                                  ANNUAL REPORT
                                DECEMBER 31, 1999
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER



                           MORGAN STANLEY DEAN WITTER
                       GLOBAL OPPORTUNITY BOND FUND, INC.


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DIRECTORS AND OFFICERS


Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
-------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
-------------------------------------------------------------------------------
CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
-------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
-------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/institutional/investmentmanagement.

LETTER TO SHAREHOLDERS
---------

For the year ended December 31, 1999, the Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 22.73% compared to 12.41% for the Fund's benchmark (described below). For the period from the Fund's commencement of operations on May 27, 1994 through December 31 1999, the Fund's total return, based on net asset value per share, was 67.29% compared to 76.84% for the benchmark. The Fund uses as its benchmark, for purposes of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index and 50% of the CS First Boston High Yield Index. However, the Fund's weightings in these asset classes are not restricted and will, under normal circumstances, fluctuate depending on market conditions. At December 31, 1999, the Fund's investments in debt instruments were comprised of 69% emerging markets debt securities and 31% U.S. high yield securities.

On December 31, 1999, the closing price of the Fund's shares on the New York Stock Exchange was $8 3/8, representing a 20.6% discount to the Fund's net asset value per share.

The Fund's performance was achieved despite the Federal Reserve tightening by 75 basis points during the year and the ten year U.S. Treasury rising by over 175 basis points.

The Fund's high exposure to emerging markets debt was the major reason for the strong performance. Emerging markets debt was, by far, the best performing asset class in fixed income in 1999. Spreads were near historical wides at the beginning of the year due to the debacle in Russia in 1998. As this year progressed, investors felt more comfortable with the asset class and invested more aggressively, driving spreads in by over 350 basis points by year-end.

The U.S. high yield market also outperformed higher quality bonds in the fourth quarter and for the year. The Fund's high exposure to the telecommunications sector helped the Fund as this was one of the best performing sectors within the U.S. high yield market.

Even with the rebound we saw in the fourth quarter, spreads on global high yield bonds remain attractive. We believe that the U.S. and global economies should continue to do well in 2000, and that global high yield bonds should continue to perform well.



Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

January 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.


--------------------------------------------------------------------------------




DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.
Investment Summary as of December 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION


                                                          TOTAL RETURN (%)
                              ------------------------------------------------------------------------
                                  MARKET VALUE (1)       NET ASSET VALUE (2)          INDEX (3)
                              ----------------------   ----------------------   ----------------------
                                             AVERAGE                  AVERAGE                  AVERAGE
                              CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                              ----------     -------   ----------     -------   ----------     -------
          ONE YEAR              12.88%        12.88%     22.73%        22.73%     12.41%       12.41%
          FIVE YEAR             38.94          6.80      78.77         12.32      80.23        12.50
          SINCE INCEPTION*      32.67          5.18      67.29          9.62      76.84        10.72



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION:


                                                                      [GRAPH]


                                                              YEAR ENDED DECEMBER 31,

                                    1994*         1995          1996          1997         1998          1999
                                   ------        ------       -------       -------      -------       -------
Net Asset Value Per Share .......  $12.25        $12.99        $14.86        $13.74       $ 9.64        $10.56
Market Value Per Share ..........  $12.50        $12.50        $14.63        $13.13       $ 8.31        $ 8.38
Premium/(Discount) ..............    2.0%         -3.8%         -1.5%         -4.4%       -13.8%        -20.6%
Income Dividends ................  $ 0.91        $ 1.59        $ 1.49        $ 1.30       $ 1.18        $ 1.05
Capital Gains Distributions .....    --            --          $ 0.50        $ 2.30       $ 0.06          --
Fund Total Return (2) ...........   -6.42%        20.34%        31.45%        17.38%      -21.57%        22.73%
Index Total Return (3) ..........   -0.46%        22.37%        25.36%        12.56%       -3.19%        12.41%




(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Fund uses as its benchmark, for purpose of comparing its performance, a composite comprised of 25% of the J.P. Morgan Latin Eurobond Index, 25% of the J.P. Morgan Emerging Markets Bond Plus Index, and 50% of the CS First Boston High Yield Index. However, the Fund's weighting in these asset classes is not restricted and will, under normal circumstances, fluctuate depending on market conditions. As of December 31, 1999, the Fund's investment in debt instruments was comprised of 69% emerging markets debt securities and 31% U.S. high yield securities.
*    The Fund commenced operations on May 27, 1994.

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc.
Portfolio Summary as of December 31, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                      [CHART]

Debt Instruments                        (93.8%)
Short-Term Investments                   (6.2%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS


                                       [CHART]

United States                           (29.8%)
Brazil                                  (15.3%)
Argentina                               (12.4%)
Mexico                                   (8.7%)
Russia                                   (5.5%)
Venezuela                                (3.5%)
Turkey                                   (2.9%)
Philippines                              (2.5%)
Bulgaria                                 (2.4%)
Netherlands                              (2.4%)
Other                                   (14.6%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*



                                                             PERCENT OF
                                                               TOTAL
                                                            INVESTMENTS
                                                           -------------
        1.      Federative Republic of Brazil `C' Bond
                  PIK, 8.00%, 4/15/14 (Brazil)                 6.8%
        2.      Republic of Argentina, 11.75%,
                  4/7/09 (Argentina)                           3.3
        3.      Republic of Argentina Global Bond,
                  11.375%, 1/30/17 (Argentina)                 3.3
        4.      Russian Federation, 11.00%, 7/24/18
                  (Russia)                                     2.9
        5.      Federative Republic of Brazil Global Bond,
                  14.50%, 10/15/09 (Brazil)                    2.9
        6.      Republic of Argentina 'L',
                  6.813%, 3/31/05 (Argentina)                  2.6
        7.      United Mexican States Discount Bond `D',
                  6.903%, 12/31/19 (Mexico)                    2.3
        8.      United Mexican States Global Bond,
                  11.375%, 9/15/16 (Mexico)                    2.3
        9.      Republic of Venezuela Global Bond,
                  9.25%, 9/15/27 (Venezuela)                   2.3
        10.     Federative Republic of Brazil Debt
                   Conversion `L' Bond, 7.00%, 4/15/12
                   (Brazil)                                    2.2
                                                             ------
                                                              30.9%
                                                             ------
                                                             ------



       *  Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
DECEMBER 31, 1999




                                                                            FACE
                                                                          AMOUNT            VALUE
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (93.8%)
-------------------------------------------------------------------------------------------------
ALGERIA (0.5%)
SOVEREIGN (0.5%)
     Algeria Loan Agreement Tranche 3
       6.183%, 3/31/00                                     U.S.$             200   U.S.$      144
     Algeria Loan Agreement
       6.183%, 3/31/00                                                       100               77
                                                                                 ----------------
                                                                                              221
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
ARGENTINA (12.4%)
CORPORATE (1.3%)
(d)Cablevision S.A.
       13.75%, 5/1/09                                                        100               98
     CIA International Telecom
       10.375%, 8/1/04                                     ARP               100               83
(d)CIA International Telecom
       10.375%, 8/1/04                                                       300              249
(d)Multicanal S.A.
       13.125%, 4/15/09                                    U.S.$             190              186
                                                                                 ----------------
                                                                                              616
                                                                                 ----------------
SOVEREIGN (11.1%)
     Republic of Argentina
     (b)2.868%, 4/1/07                                     ARP               243              168
       11.75%, 4/7/09                                      U.S.$           1,600            1,597
(b,e)Republic of Argentina 'L'
       6.8125%, 3/31/05                                                    1,373            1,257
(e)Republic of Argentina Global Bond
       11.375%, 1/30/17                                                    1,600            1,595
(e)Republic of Argentina Global Units (Euro)
       12.125%, 2/15/19                                                      754              797
                                                                                 ----------------
                                                                                            5,414
                                                                                 ----------------
                                                                                            6,030
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
AUSTRALIA (0.3%)
CORPORATE (0.3%)
     Murrin Murrin Holdings Property Ltd.
       9.375%, 8/31/07                                                       160              143
                                                                                 ----------------

-------------------------------------------------------------------------------------------------
BRAZIL (15.3%)
SOVEREIGN (15.3%)
(e)Federative Republic of Brazil 'C' Bond PIK
       8.00%, 4/15/14                                                      4,432            3,335
(e)Federative Republic of Brazil Global Bond
       10.125%, 5/15/27                                                      650              566
(b)Federative Republic of Brazil Debt
       Conversion 'L' Bond 7.00%, 4/15/12                  U.S.$           1,430   U.S.$    1,062
(b)Federative Republic of Brazil Debt Conversion Bond
       7.00%, 4/15/12                                                        260              193
   Federative Republic of Brazil Global Bond
       14.50%, 10/15/09                                                    1,260            1,399
(b)Federative Republic of Brazil New Money 'L' Bond
       7.00%, 4/15/09                                                      1,060              854
(b)Federative Republic of Brazil New Money Bond
       7.00%, 4/15/09                                                         30               24
                                                                                 ----------------
                                                                                            7,433
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
BULGARIA (2.4%)
SOVEREIGN (2.4%)
(b)Republic of Bulgaria Discount Bond `A' 6.50%, 7/28/24                     640              514
(c)Republic of Bulgaria 'A' Front Loaded Interest
      Reduction Bond 2.75%, 7/28/12                                          350              253
(b)Republic of Bulgaria Past Due Interest Bond 6.50%, 7/28/11                480              380
                                                                                 ----------------
                                                                                            1,147
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
CHILE (0.9%)
CORPORATE (0.9%)
(d)Embotelladora Arica S.A. `A'
       9.875%, 3/15/06                                                       325              340
Endesa
       7.75%, 7/15/08                                                        120              114
                                                                                 ----------------
                                                                                              454
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
COLOMBIA (0.9%)
CORPORATE (0.6%)
(c,d)Occidente y Caribe
       0.00%, 3/15/04                                                        550              302
                                                                                 ----------------
SOVEREIGN (0.3%)
     Republic of Colombia Global Bond
       8.375%, 2/15/27                                                       200              155
                                                                                 ----------------
                                                                                              457
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
ECUADOR (0.4%)
SOVEREIGN (0.4%)
(b,f)Republic of Ecuador Discount Bond
       6.75%, 2/28/25                                                        510              198
                                                                                 ----------------
-------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
                                             5



                                                                            FACE
                                                                          AMOUNT            VALUE
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
GERMANY (0.5%)
CORPORATE (0.5%)
(c)RSL Communications plc
       0.00%, 6/15/08                                      EUR               256   U.S.$      164
(d)Sirona Dental Systems
       9.125%, 7/15/08                                     U.S.$              89               69
                                                                                 ----------------
                                                                                              233
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
INDONESIA (0.8%)
CORPORATE (0.8%)
     Indah Kiat International Finance 'B'
       11.875%, 6/15/02                                                      100               89
     Tjiwi Kimia International Global Bond
       13.25%, 8/1/01                                                        350              312
                                                                                 ----------------
                                                                                              401
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
JORDAN (0.8%)
SOVEREIGN (0.8%)
     Jordan Discount Bond
     (b)7.00%, 12/23/23                                                      368              264
(b,d)7.00%, 12/23/23                                                         155              111
                                                                                 ----------------
                                                                                              375
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
LUXEMBOURG (0.4%)
CORPORATE (0.4%)
(d)PTC International Finance II S.A.
       11.25%, 12/1/09                                     EUR               185              183
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
MEXICO (8.7%)
CORPORATE (1.5%)
(d)Nuevo Grupo Iusacell S.A.
       14.25%, 12/1/06                                     U.S.$             150              156
(d)Sanluis Corp. S.A.
       8.875%, 3/18/08                                                       350              314
(d)TV Azteca 'B'
       10.50%, 2/15/07                                                       300              262
                                                                                 ----------------
                                                                                              732
                                                                                 ----------------
SOVEREIGN (7.2%)
(b)United Mexican States Discount Bond 'A'
       6.933%, 12/31/19                                                      260              243
(b)United Mexican States Discount Bond 'B'
       6.943%, 12/31/19                                                      250              234
(b)United Mexican States Discount Bond 'C'
       6.836%, 12/31/19                                                      100               94
(b)United Mexican States Discount Bond 'D'
       6.903%, 12/31/19                                                    1,200            1,123
(e)United Mexican States Euro Bond
       10.375%, 2/17/09                                                      650              695
(e)United Mexican States Global Bond
       11.375%, 9/15/16                                    U.S.$             975   U.S.$    1,106
                                                                                 ----------------
                                                                                            3,495
                                                                                 ----------------
                                                                                            4,227
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
MOROCCO (1.7%)
SOVEREIGN (1.7%)
(b)Morocco R&C 'A'
       0.00%, 1/1/09                                                         883              806
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
NETHERLANDS (2.3%)
CORPORATE (2.3%)
     Hermes Europe Railtel B.V.
       11.50%, 8/15/07                                                       190              196
     Netia Holdings II B.V.
       13.50%, 6/15/09                                     EUR               375              391
     Tele1 Europe B.V.
       13.00%, 5/15/09                                                       175              187
(d)United Pan-Europe Communications NV
       10.875%, 8/1/09                                     U.S.$             350              354
                                                                                 ----------------
                                                                                            1,128
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
PANAMA (0.4%)
SOVEREIGN (0.4%)
     Republic of Panama Global Bond
       8.875%, 9/30/27                                                       150              127
(b)Republic of Panama Past Due Interest Bond PIK
       6.50%, 7/17/16                                                        108               85
                                                                                 ----------------
                                                                                              212
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
PERU (1.8%)
SOVEREIGN (1.8%)
     Republic of Peru Front Loaded Interest Reduction Bond
     (c)3.75%, 3/7/17                                                        250              155
     (c)3.75%, 3/7/17                                                        450              280
(c)Republic of Peru Past Due Interest Bond
       4.50%, 3/7/17                                                         670              467
                                                                                 ----------------
                                                                                              902
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
PHILIPPINES (2.5%)
CORPORATE (1.9%)
(d)Bayan Telecommunications
       13.50%, 7/15/06                                                       800              704
(d)Globe Telecom
       13.00%, 8/1/09                                                        200              209
                                                                                 ----------------
                                                                                              913
                                                                                 ----------------
-------------------------------------------------------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
                                            6



                                                                            FACE
                                                                          AMOUNT            VALUE
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
PHILIPPINES (CONTINUED)
SOVEREIGN (0.6%)
     Republic of Philippines
       9.875%, 1/15/19                                     U.S.$             300   U.S.$      298
                                                                                 ----------------
                                                                                            1,211
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
POLAND (0.2%)
CORPORATE (0.2%)
(d)PTC International Finance II SA
       11.25%, 12/1/09                                                       100               98
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
RUSSIA (5.5%)
SOVEREIGN (5.5%)
(b)Russia Interest Arrears Notes
   6.906%, 12/15/15                                                          350               64
(b)Russia Principal Note PIK
   6.906%, 12/15/20                                                        5,335              864
   Russian Federation
  (d)8.75%, 7/24/05                                                          250              156
   10.00%, 6/26/07                                                           300              183
  (d)11.00%, 7/24/18                                                       2,360            1,428
                                                                                 ----------------
                                                                                            2,695
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
SOUTH KOREA (0.4%)
SOVEREIGN (0.4%)
     Republic of Korea
       8.875%, 4/15/08                                                       200              211
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
TURKEY (0.7%)
CORPORATE (0.7%)
(d)Cellco Finance NV
       15.00%, 8/1/05                                                        320              347
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
UNITED KINGDOM (1.7%)
CORPORATE (1.7%)
     Colt Telecommunications Group plc
       7.625%, 7/31/08                                     EUR               171              172
(c,d)Dolphin Telecommunication plc
       0.00%, 6/1/08                                                         190               95
(c)Dolphin Telecommunication plc
       0.00%, 5/15/09                                      U.S.$             275              128
(c)Esprit Telecommunications Group plc
       11.00%, 6/15/08                                     EUR               233              236
(d)HMV Media Group plc
       10.875%, 5/15/08                                    GBP               125              185
                                                                                 ----------------
                                                                                              816
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
UNITED STATES (28.8%)
ASSET BACKED SECURITIES (2.3%)
(d)Aircraft Lease Portfolio Securitization
       Ltd. 1996-1 P1D 12.75%, 6/15/06                     U.S.$             322   U.S.$      322
(g)CFS 1997-5 'A1'
       7.72%, 6/15/05                                                        248               62
   DR Securitized Lease Trust
       6.66%, 8/15/10                                                         78               68
       7.60%, 8/15/07                                                        403              377
   Federal Home Mortgage Acceptance Corp.,
       1996-B, Class C
       7.929%, 11/15/18                                                      243               85
   Jet Equipment Trust 'C1'
       11.79%, 6/15/13                                                       175              202
                                                                                 ----------------
                                                                                            1,116
                                                                                 ----------------
CORPORATE (26.5%)
     Adelphia Communications Corp. 'B'
     (d)7.50%, 1/15/04                                                        55               52
        7.75%, 1/15/09                                                       100               90
     (d)8.375%, 2/1/08                                                       160              149
     (d)9.875%, 3/1/07                                                       150              152
(d)American Cellular Corp.
       10.50%, 5/15/08                                                       180              198
   AMSC Acquisition Co., Inc. 'B'
       12.25%, 4/1/08                                                        180              141
(d)CA FM Lease Trust
       8.50%, 7/15/17                                                        229              213
   Chancellor Media Corp. 'B'
       8.125%, 12/15/07                                                      315              313
   CMS Energy Corp.
       7.50%, 1/15/09                                                        235              214
   Columbia/HCA Healthcare Corp.
       6.91%, 6/15/05                                                        295              269
       7.58%, 9/15/25                                                        130              105
       7.69%, 6/15/25                                                        350              286
   D.R. Horton, Inc.
       8.00%, 2/1/09                                                         150              138
   Dobson Communications Corp.
       11.75%, 4/15/07                                                       170              196
(d)Echostar DBS Corp.
       9.375%, 2/1/09                                                        190              191
(d)EES Coke Battery Co., Inc.
       9.382%, 4/15/07                                                       100               96
   Global Crossing Holdings Ltd.
       9.625%, 5/15/08                                                       340              339
   Globalstar LP
       11.375%, 2/15/04                                                      150               99
       11.50%, 6/1/05                                                         30               19
-------------------------------------------------------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
                                            7



                                                                            FACE
                                                                          AMOUNT            VALUE
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
CORPORATE (CONTINUED)
     Harrahs Operating Co., Inc.
       7.875%, 12/15/05                                    U.S.$             265   U.S.$      255
(d)Hayes Lemmerz International, Inc.
       8.25%, 12/15/08                                                       280              257
     Hilton Hotels
       7.95%, 4/15/07                                                        185              174
     HMH Properties 'A'
       7.875%, 8/1/05                                                        355              330
(d)Horseshoe Gaming Holdings
       8.625%, 5/15/09                                                       210              202
(d)Huntsman ICI Chemicals
     10.125%, 7/1/09                                       EUR               225              234
     10.125%, 7/1/09                                       U.S.$             225              232
(c)Intermedia Communications, Inc. 'B'
       0.00%, 7/15/07                                                        625              466
(d,f)Iridium LLC/Capital Corp.
       13.00%, 7/15/05                                                       155                7
     Level 3 Communications, Inc.
       9.125%, 5/1/08                                                        805              763
     Long Beach Auto 1997-1, 'B'
       14.22%, 10/26/03                                                       75               74
     Lyondell Chemical Co.
       9.625%, 5/1/07                                                        160              164
     Musicland Group, Inc.
       9.00%, 6/15/03                                                        100               97
     Musicland Group, Inc. 'B'
       9.875%, 3/15/08                                                       175              159
     National Steel Corp. 'D'
       9.875%, 3/1/09                                                        225              231
     Nextel Communications, Inc.
     (c,h)0.00%, 9/15/07                                                     775              581
     (c)  0.00%, 2/15/08                                                     300              211
          9.75%, 8/15/04                                                     150              155
(c)NEXTLINK Communications, Inc.
       0.00%, 4/15/08                                                        720              472
(d,f,g)NSM Steel, Inc.
       12.25%, 2/1/08                                                        100               --@
(c)NTL, Inc. 'B'
       0.00%, 4/1/08                                       GBP               330              356
(d)Onepoint Communications Corp. `B'
       14.50%, 6/1/08                                      U.S.$             145               95
(d)Paiton Energy Funding BV
       9.34%, 2/15/14                                                        225               45
     Park Place Entertainment
       7.875%, 12/15/05                                    U.S.$             195   U.S.$      186
     Primus Telecommunications Group, Inc.
       11.25%, 1/5/09                                                        100               97
(d)Primus Telecommunications Group,
       Inc. 'B' 9.875%, 5/15/08                                              145              133
(d)PSINet, Inc.
       11.00%, 8/1/09                                                        350              357
     PSINet, Inc. 'B'
       10.00%, 2/15/05                                                       110              109
(d)RAS Laffan Liquid Natural Gas
       8.294%, 3/15/14                                                        80               75
(c)RCN Corp. 'B'
       0.00%, 10/15/07                                                       275              196
(c)RCN Corp. 0.00%, 2/15/08                                                  225              147
(c)Rhythms Netconnections 'B'
       0.00%, 5/15/08                                                        400              216
     RSL Communications plc
       9.125%, 3/1/08                                                        330              294
     SD Warren Co. 'B'
       12.00%, 12/15/04                                                      215              225
     Snyder Oil Corp.
       8.75%, 6/15/07                                                        200              199
(d)Station Casinos, Inc.
       8.875%, 12/1/08                                                       150              144
     10.125%, 3/15/06                                                        205              209
     Tenet Healthcare Corp.
       8.625%, 1/15/07                                                       405              391
(d)Tenneco, Inc.
       11.625%, 10/15/09                                                     175              179
(c)Viatel, Inc.
       0.00%, 4/15/08                                                        380              239
     Vintage Petroleum
       8.625%, 2/1/09                                                        110              106
(c)WAM! Net Inc. 'B'
       0.00%, 3/1/05                                                         365              219
     Waste Management, Inc.
       (d)6.875%, 5/15/09                                                     35               30
          7.00%, 10/15/06                                                    125              111
          7.125%, 10/1/07                                                    190              166
          7.125%, 12/15/17                                                    40               31
          7.65%, 3/15/11                                                      50               43
                                                                                 ----------------
                                                                                           12,922
                                                                                 ----------------
                                                                                           14,038
                                                                                 ----------------
-------------------------------------------------------------------------------------------------


        The accompanying notes are an integral part of the financial statements.
                                           8



                                                                            FACE
                                                                          AMOUNT            VALUE
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
VENEZUELA (3.5%)
SOVEREIGN (3.5%)
(b)Republic of Venezuela Debt Conversion Bond 'DL'
       7.00%, 12/18/07                                     U.S.$             762   U.S.$      602
(e)Republic of Venezuela Global Bond
       9.25%, 9/15/27                                                      1,650            1,105
                                                                                 ----------------
                                                                                            1,707
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
        (Cost U.S.$43,850)                                                                 45,673
                                                                                 ----------------
-------------------------------------------------------------------------------------------------




                                                                          NO. OF
                                                                        WARRANTS
-------------------------------------------------------------------------------------------------
WARRANTS (0.2%)
-------------------------------------------------------------------------------------------------
ARGENTINA (0.0%)
(a)Republic of Argentina, expiring 2/25/00                                 1,800                4
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
COLOMBIA (0.1%)
(a,d)Occidente y Caribe, expiring 3/15/04                                 21,790               33
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
NETHERLANDS (0.1%)
(a,d)Tele1 Europe B.V., expiring 05/15/09                                  1,750               30
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
UNITED STATES (0.0%)
(a,d)American Mobile Satellite Corp., expiring 4/1/08                      1,800                7
(a,d)NSM Steel, Inc., expiring 2/1/08                                    633,090                1
(a,d)Onepoint Communications Corp., expiring 6/1/08                        1,450              --@
(a,d)WAM! Net, Inc., expiring 3/1/05                                       6,000               13
                                                                                 ----------------
                                                                                               21
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
TOTAL WARRANTS
        (Cost U.S.$14)                                                                         88
                                                                                 ----------------
-------------------------------------------------------------------------------------------------






                                                                                            VALUE
                                                                          SHARES            (000)
-------------------------------------------------------------------------------------------------
PREFERRED STOCK (1.0%)
-------------------------------------------------------------------------------------------------
UNITED STATES (1.0%)
     Concentric Network Corp. 'B', 13.50%                                  1,182   U.S.$      117
     IXC Communications, Inc. 'B', 12.50%                                    129              143
     Kmart Financing, 7.75%                                                1,550               68
     Paxson Communications Corp., 13.25%                                   1,706              175
                                                                                -----------------
-------------------------------------------------------------------------------------------------
TOTAL PREFERRED STOCK
      (Cost U.S.$410)                                                                         503
                                                                                -----------------
-------------------------------------------------------------------------------------------------





                                                                          NO. OF
                                                                          RIGHTS
-------------------------------------------------------------------------------------------------
RIGHTS (0.0%)
-------------------------------------------------------------------------------------------------
MEXICO (0.0%)
(a)United Mexican States Value Recovery
     Rights, expiring 6/30/03                                          2,784,000              --@
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
TOTAL RIGHTS
        (Cost U.S.$--)                                                                        --@
                                                                                 ----------------
-------------------------------------------------------------------------------------------------



                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.0%)
------------------------------------------------------------------------------------------------
TURKEY (2.2%)
BILLS
     Turkish Treasury Bills
          0.00%, 2/9/00                                 TRL          339,911,000              577
          0.00%, 3/15/00                                             266,626,000              432
          0.00%, 3/15/00                                              32,551,000               53
                                                                                 ----------------
                                                                                            1,062
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
UNITED STATES (2.8%)
REPURCHASE AGREEMENT
      Chase Securities Inc. 2.60%,
       dated 12/31/99, due 1/3/00,
       to be repurchased at U.S.$1,361,
       collateralized by U.S.$1,395
       United States Treasury Notes,
       6.125%, due 12/31/01, valued at
       U.S.$1,392                                          U.S.$           1,361            1,361
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
     (Cost U.S.$2,716)                                                                      2,423
                                                                                 ----------------
-------------------------------------------------------------------------------------------------



        The accompanying notes are an integral part of the financial statements.
                                             9

                                                                            FACE
                                                                          AMOUNT            VALUE
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
     Argentine Peso
      (Cost U.S.$2)                                        ARP                 2   U.S.$        2
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
      (Cost U.S.$46,992)                                                                   48,689
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
ASSETS
     Cash                                                  U.S.$             137
     Interest Receivable                                                   1,205
     Due from Broker                                                          37
     Receivable for Investments Sold                                          29
     Net Unrealized Gain on Foreign
      Currency Exchange Contracts                                             18
     Foreign Withholding Tax Reclaim Receivable                                5
     Other Assets                                                              3            1,434
                                                           --------------------- ----------------
-------------------------------------------------------------------------------------------------
LIABILITIES
     Payable For:
       Reverse Repurchase Agreements                                     (4,586)
       Dividends Declared                                                (1,127)
       Professional Fees                                                    (52)
       Directors' Fees and Expenses                                         (51)
       Shareholder Reporting Expenses                                       (38)
       Foreign Tax Expense                                                  (39)
       Investment Advisory Fees                                             (34)
       Administrative Fees                                                  (14)
       Custodian Fees                                                        (9)
     Other Liabilities                                                       (9)          (5,959)
                                                          ---------------------- ----------------
-------------------------------------------------------------------------------------------------
NET ASSETS
      Applicable to 4,180,704, issued and
       outstanding U.S.$0.01 par value shares
       (100,000,000 shares authorized)                                             U.S.$   44,164
                                                                                 ----------------
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                          U.S.$    10.56
                                                                                -----------------
-------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------------------------
     Common Stock                                                                  U.S.$       42
     Capital Surplus                                                                       58,140
     Undistributed Net Investment Income                                                      190
     Accumulated Net Realized Loss                                                       (15,866)
     Unrealized Appreciation on Investments,
      Foreign Currency Translation and
      Futures Contracts                                                                     1,658
-------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   U.S.$   44,164
                                                                                 ----------------
-------------------------------------------------------------------------------------------------


     (a) -- Non-income producing.
     (b) -- Variable/floating rate security--rate disclosed is as of December 31, 1999.
     (c) -- Step Bond--coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity.
     (d) -- 144A Security--certain conditions for public sale may exist.
     (e) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31,1999. See note A-4 to financial statements.
     (f) -- Security in default.
     (g) -- Security valued at fair value--see note A-1 to financial statements.
     (h) -- A portion of these securities was pledged to cover margin requirements for futures contracts.
       @ -- Value is less than U.S. $500.
     PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
  At December 31 1999, the following futures contracts were open:

                                                                NET
                    NUMBER        NOTIONAL                   UNREALIZED
                      OF           VALUE      EXPIRATION        GAIN
                  CONTRACTS        (000)         DATE           (000)
                 -----------     ----------   ----------    ------------


 SHORT:
  Gilt                2           U.S.$362     March-00       U.S.$   9
                                  --------                    ---------
                                  --------                    ---------
--------------------------------------------------------------------------------




DECEMBER 31, 1999 EXCHANGE RATES:
--------------------------------------------------------
ARP  Argentine Peso             1.000        = U.S.$1.00
EUR  Euro                       0.992        = U.S.$1.00
GBP  British Pound              0.614        = U.S.$1.00
--------------------------------------------------------


FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at December 31, 1999, the Fund is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                                  IN                        NET
     TO                                  EXCHANGE                 UNREALIZED
  DELIVER      VALUE       SETTLEMENT      FOR        VALUE       GAIN (LOSS)
   (000)       (000)          DATE        (000)       (000)         (000)
-----------  ----------    ----------   ----------  ----------   ------------

  EUR   375  U.S.$  379      01/26/00   U.S.$  387  U.S.$  387    U.S.$     8
  EUR 1,000       1,011      01/31/00         1023       1,023             12
  EUR   180         182      01/31/00          184         184              2
  GBP   375         606      02/03/00          599         599             (7)
  EUR   175         177      02/10/00          180         180              3
             ----------                             ----------    -----------
             U.S.$2,355                             U.S.$2,373    U.S.$    18
             ----------                             ----------    -----------
             ----------                             ----------    -----------
-----------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
                                            10

-------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1999

                                                                        PERCENT
                                                                VALUE    OF NET
COUNTRY                                                         (000)    ASSETS
-------------------------------------------------------------------------------
Algeria                                                  U.S.$    221      0.5%
Argentina                                                       6,034     12.4
Australia                                                         143      0.3
Brazil                                                          7,433     15.3
Bulgaria                                                        1,147      2.4
Chile                                                             454      0.9
Colombia                                                          490      1.0
Ecuador                                                           198      0.4
Germany                                                           233      0.5
Indonesia                                                         401      0.8
Jordan                                                            375      0.8
Luxembourg                                                        183      0.4
Mexico                                                          4,227      8.7
Morocco                                                           806      1.7
Netherlands                                                     1,158      2.4
Panama                                                            212      0.4
Peru                                                              902      1.8
Philippines                                                     1,211      2.5
Poland                                                             98      0.2
Russia                                                          2,695      5.5
South Korea                                                       211      0.4
Turkey                                                          1,409      2.9
United Kingdom                                                    816      1.7
United States                                                  14,562     29.8
Venezuela                                                       1,707      3.5
Other                                                           1,363      2.8
                                                         ------------    -----
                                                         U.S.$ 48,689    100.0%
                                                         ------------    -----
                                                         ------------    -----
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1999

                                                                        PERCENT
                                                                VALUE    OF NET
INDUSTRY                                                        (000)    ASSETS
-------------------------------------------------------------------------------
Sovereign & Emerging Markets                             U.S.$ 26,335     54.1%
Asset Backed Securities                                           221      0.5
Automotive                                                        257      0.5
Cable                                                             374      0.8
Capital Equipment                                                 314      0.6
Chemicals                                                         630      1.3
Coal, Gas & Oil                                                   181      0.4
Energy                                                            199      0.4
Financial                                                         617      1.3
Foreign Government & Agency Obligations                           362      0.7
Gaming & Lodging                                                  996      2.0
Health Care Supplies & Services                                   760      1.6
Hotel & Lodging                                                   504      1.0
Industrial                                                        648      1.3
Media & Entertainment                                             940      1.9
Metals                                                            478      1.0
Multi-Industry                                                    806      1.7
Packaging                                                         536      1.1
Real Estate                                                       138      0.3
Retail                                                            886      1.8
Supermarkets                                                      213      0.4
Technology                                                        466      1.0
Telecommunications                                              9,883     20.3
Transportation                                                    322      0.7
Utilities                                                         260      0.5
Other                                                           1,363      2.8
                                                         ------------    -----
                                                         U.S.$  48,689   100.0%
                                                         ------------    -----
                                                         ------------    -----
-------------------------------------------------------------------------------




   The accompanying notes are an integral part of the financial statements.
                                      11


                                                                                                           YEAR ENDED
                                                                                                        DECEMBER 31, 1999
STATEMENT OF OPERATIONS                                                                                       (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Interest .....................................................................................     U.S.$    5,912
      Dividends ....................................................................................                  1
---------------------------------------------------------------------------------------------------------------------------
        Total Income ...............................................................................              5,913
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
      Investment Advisory Fees .....................................................................                416
      Interest Expense on Borrowings ...............................................................                217
      Administrative Fees ..........................................................................                142
      Professional Fees ............................................................................                 77
      Shareholder Reporting Expenses ...............................................................                 74
      Directors' Fees and Expenses .................................................................                 37
      Custodian Fees ...............................................................................                 32
      Annual Meeting and Proxy Expenses ............................................................                 26
      Transfer Agent Fees ..........................................................................                 22
      Amortization of Organization Costs ...........................................................                  2
      Other Expenses ...............................................................................                 43
---------------------------------------------------------------------------------------------------------------------------
        Total Expenses .............................................................................              1,088
---------------------------------------------------------------------------------------------------------------------------
          Net Investment Income ....................................................................              4,825
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
      Investment Securities Sold ...................................................................                266
      Foreign Currency Transactions ................................................................               (311)
      Futures Contracts ............................................................................                 35
---------------------------------------------------------------------------------------------------------------------------
        Net Realized Loss ..........................................................................                (10)
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
      Appreciation on Investments ..................................................................              3,383
      Appreciation on Foreign Currency Translations ................................................                  8
      Appreciation on Futures Contracts ............................................................                 25
---------------------------------------------------------------------------------------------------------------------------
        Change in Unrealized Appreciation/Depreciation .............................................              3,416
---------------------------------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation ...............................              3,406
---------------------------------------------------------------------------------------------------------------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................   U.S.$      8,231
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------






                                                                                       YEAR ENDED         YEAR ENDED
                                                                                   DECEMBER 31, 1999    DECEMBER 31, 1998
STATEMENT OF CHANGES IN NET ASSETS                                                      (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net Investment Income ...........................................................  U.S.$   4,825     U.S.$   5,159
  Net Realized Loss ...............................................................            (10)          (15,859)
  Change in Unrealized Appreciation/Depreciation ..................................          3,416            (1,230)
---------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .................          8,231           (11,930)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ...........................................................         (4,387)           (4,917)
  In Excess of Net Realized Gains .................................................             --              (261)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions .............................................................         (4,387)           (5,178)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (2,622 and 24,590 shares, respectively) ...........             26               333
---------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions ............             26               333
---------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) .......................................................          3,870           (16,775)
Net Assets:
  Beginning of Period .............................................................         40,294            57,069
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of U.S.$190 and
    U.S.$55, respectively) ........................................................    U.S.$44,164     U.S.$  40,294
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

        The accompanying notes are an integral part of the financial statements.
                                           12





                                                                                                              YEAR ENDED
                                                                                                           DECEMBER 31, 1999
   STATEMENT OF CASH FLOWS                                                                                      (000)
   ---------------------------------------------------------------------------------------------------------------------------
   CASH FLOWS FROM INVESTING AND OPERATING ACTIVITIES:
       Proceeds from Sales of Investments .............................................................      U.S.$   56,288
       Purchases of Investments .......................................................................             (57,235)
       Purchases of Foreign Currency ..................................................................                  (2)
       Net Increase in Short-Term Investments .........................................................              (1,044)
       Net Realized Loss on Foreign Currency Transactions .............................................                (311)
       Investment Income ..............................................................................               3,874
       Interest Expense Paid ..........................................................................                (210)
       Net Operating Expenses Paid ....................................................................                (849)
   ---------------------------------------------------------------------------------------------------------------------------
       Net Cash Provided for Investing and Operating Activities .......................................                 511
   ---------------------------------------------------------------------------------------------------------------------------
   CASH FLOWS FROM FINANCING ACTIVITIES:
       Cash Received from Reverse Repurchase Agreements - Net .........................................               3,616
       Cash Distributions Paid (net of reinvestments of U.S.$26) ......................................              (4,390)
   ---------------------------------------------------------------------------------------------------------------------------
       Net Cash Used for Financing Activities .........................................................                (774)
   ---------------------------------------------------------------------------------------------------------------------------
       Net Decrease in Cash ...........................................................................                (263)
   CASH AT BEGINNING OF PERIOD ........................................................................                 400
   ---------------------------------------------------------------------------------------------------------------------------
   CASH AT END OF PERIOD ..............................................................................      U.S.$      137
   ---------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------
   RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY INVESTING AND OPERATING ACTIVITIES
   ---------------------------------------------------------------------------------------------------------------------------
       Net Investment Income ..........................................................................      U.S.$    4,825
       Proceeds from Sales of Investments .............................................................              56,288
       Purchases of Investments .......................................................................             (57,235)
       Purchases of Foreign Currency ..................................................................                  (2)
       Net Increase in Short-Term Investments .........................................................              (1,044)
       Net Realized Loss on Foreign Currency Transactions .............................................                (311)
       Net Increase in Receivables Related to Operations ..............................................                (299)
       Net Increase in Payables Related to Operations .................................................                  25
       Accretion/Amortization of Discounts and Premiums ...............................................              (1,736)
   ---------------------------------------------------------------------------------------------------------------------------
       Net Cash Provided by Investing and Operating Activities ........................................      U.S.$      511
   ---------------------------------------------------------------------------------------------------------------------------
   ---------------------------------------------------------------------------------------------------------------------------



        The accompanying notes are an integral part of the financial statements.
                                            13

FINANCIAL HIGHLIGHTS

                                                                                     YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS:                           1999          1998           1997           1996            1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...................  U.S.$9.64    U.S.$13.74     U.S.$14.86     U.S.$12.99      U.S.$12.25
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income ..................................       1.15          1.23           1.29           1.71            1.61
Net Realized and Unrealized Gain (Loss) on Investments .       0.82         (4.09)          1.19           2.15            0.72
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations ...................       1.97         (2.86)          2.48           3.86            2.33
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ................................      (1.05)        (1.18)         (1.29)         (1.49)          (1.59)
  In Excess of Net Investment Income ...................        --            --           (0.01)           --              --
  Net Realized Gain ....................................        --            --           (2.25)         (0.50)            --
  In Excess of Net Realized Gains ......................        --          (0.06)         (0.05)           --              --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions ................................      (1.05)        (1.24)         (3.60)         (1.99)          (1.59)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................... U.S.$10.56     U.S.$9.64     U.S.$13.74     U.S.$14.86      U.S.$12.99
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD ..................  U.S.$8.38     U.S.$8.31     U.S.$13.13     U.S.$14.63      U.S.$12.50
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value .........................................      12.88%       (29.20)%       13.93%         34.44%           13.49%
  Net Asset Value (1) ..................................      22.73%       (21.57)%       17.38%         31.45%           20.34%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) .................. U.S.$44,164   U.S.$40,294    U.S.$57,069    U.S.$61,591     U.S.$53,847
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets ................       2.60%         2.59%          1.86%          2.00%           2.06%
Ratio of Expenses Excluding Interest Expenses to Average
  Net Assets ...........................................       2.08%         2.03%          1.75%          1.81%           1.95%
Ratio of Net Investment Income to Average Net Assets ...      11.53%        10.13%          8.15%         12.17%          13.07%
Portfolio Turnover Rate ................................        125%          266%           333%           280%            160%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.




       The accompanying notes are an integral part of the financial statements.
                                          14

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-----------

Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (formerly Morgan Stanley Global Opportunity Bond Fund, Inc.) (the "Fund"), was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At December 31, 1999, the Fund had reverse repurchase agreements outstanding with Lehman Brothers as follows:

                                                   MATURITY IN
                                                    LESS THAN
                                                    365 DAYS
                                                  -------------

      Value of Securities Subject to
       Repurchase..............................   $   5,999,000
      Liability Under Reverse
       Repurchase Agreement....................   $   4,586,000
      Interest Rate............................           6.31%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended De-
                                      15
     cember 31, 1999 was approximately $3,879,000 at a weighted average interest rate of 4.97%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

          - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain (loss) on investment securities sold in the financial statements.

7. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

8. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Par-ticipations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

10. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

11. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund forgoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

12. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

14. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

15. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not sell securities short or write options nor did the Fund invest in Purchased Options, Swap Agreements or Structured Securities during the year ended December 31, 1999.

16. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted account-ing principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. For the year ended December 31, 1999, the Fund made purchases and sales totaling $56,836,000 and $54,262,000, respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1999, the U.S. Federal income tax cost basis of securities was $47,559,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $1,128,000 of which $3,147,000 related to appreciated securities and $2,019,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $15,296,000 to offset against future capital gains of which $13,340,000 will expire on December 31, 2006 and $1,956,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to shareholders.

F. A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

At December 31, 1999, approximately 29% of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 1999, the deferred fees payable, under the Plan, totaled $51,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During December 1999, the Board of Directors declared a dividend distribution of $0.27 per share, derived from net investment income, payable on January 14, 2000, to shareholders of record on December 21, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS
------------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (formerly, Morgan Stanley Global Opportunity Bond Fund, Inc.)





In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder may elect by providing written instructions to American Stock Transfer & Trust Company (the "Plan Agent") to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                   Morgan Stanley Dean Witter Global Opportunity Bond Fund, Inc. American Stock Transfer & Trust Company
                   Dividend Reinvestment and Cash Purchase Plan
                   40 Wall Street
                   New York, NY 10005
                   1-800-278-4353